        EXHIBIT 24 TO ANNUAL REPORT ON FORM 10-K FOR SYMIX SYSTEMS, INC.

                                POWER OF ATTORNEY

         KNOWN ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Symix Systems, Inc., an Ohio corporation which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the fiscal year ended June 30, 2000, hereby constitutes and appoints Stephen A. Sasser, Lawrence W. DeLeon and Daniel P. Buettin and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead in any and all capacities, to sign such Annual Report on Form 10-K, and to file the same with all exhibits and financial statements and schedules thereto, and other documents in connection therewith, including any amendment thereto, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunder set his hand this 15th day of August, 2000.

                                           /s/ Lawrence J. Fox
                                           -----------------------------------
                                           Lawrence J. Fox
                                           Chairman of the Board
                                           Director

                                POWER OF ATTORNEY

         KNOWN ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Symix Systems, Inc., an Ohio corporation which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the fiscal year ended June 30, 2000, hereby constitutes and appoints Daniel P. Buettin and Lawrence W. DeLeon, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead in any and all capacities, to sign such Annual Report on Form 10-K, and to file the same with all exhibits and financial statements and schedules thereto, and other documents in connection therewith, including any amendment thereto, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunder set his hand this 15th day of August, 2000.


                                           /s/ Stephen A. Sasser
                                           ----------------------------------
                                           Stephen A. Sasser
                                           President, Chief Executive Officer
                                           and Director

                                POWER OF ATTORNEY

         KNOWN ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Symix Systems, Inc., an Ohio corporation which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the fiscal year ended June 30, 2000, hereby constitutes and appoints Stephen A. Sasser and Daniel P. Buettin and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead in any and all capacities, to sign such Annual Report on Form 10-K, and to file the same with all exhibits and financial statements and schedules thereto, and other documents in connection therewith, including any amendment thereto, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunder set his hand this 15th day of August, 2000.


                                           /s/ Lawrence W. DeLeon
                                           -----------------------------------
                                           Lawrence W. DeLeon
                                           Executive Vice President Symix
                                           Worldwide Field Operations

                                POWER OF ATTORNEY

         KNOWN ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Symix Systems, Inc., an Ohio corporation which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the fiscal year ended June 30, 2000, hereby constitutes and appoints Stephen A. Sasser, Lawrence W. DeLeon and Daniel P. Buettin and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead in any and all capacities, to sign such Annual Report on Form 10-K, and to file the same with all exhibits and financial statements and schedules thereto, and other documents in connection therewith, including any amendment thereto, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunder set his hand this 15th day of August, 2000.


                                           /s/ John T. Tait
                                           -----------------------------------
                                           John T. Tait
                                           Director

                                POWER OF ATTORNEY

         KNOWN ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Symix Systems, Inc., an Ohio corporation which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the fiscal year ended June 30, 2000, hereby constitutes and appoints Stephen A. Sasser, Lawrence W. DeLeon and Daniel P. Buettin and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead in any and all capacities, to sign such Annual Report on Form 10-K, and to file the same with all exhibits and financial statements and schedules thereto, and other documents in connection therewith, including any amendment thereto, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunder set his hand this 15th day of August, 2000.

                                           /s/ Duke W. Thomas
                                           -----------------------------------
                                           Duke W. Thomas
                                           Director

                                POWER OF ATTORNEY

         KNOWN ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Symix Systems, Inc., an Ohio corporation which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the fiscal year ended June 30, 2000, hereby constitutes and appoints Stephen A. Sasser, Lawrence W. DeLeon and Daniel P. Buettin and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead in any and all capacities, to sign such Annual Report on Form 10-K, and to file the same with all exhibits and financial statements and schedules thereto, and other documents in connection therewith, including any amendment thereto, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunder set his hand this 15th day of August, 2000.

                                           /s/ Larry L. Liebert
                                           -----------------------------------
                                           Larry L. Liebert
                                           Director

                                POWER OF ATTORNEY

         KNOWN ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Symix Systems, Inc., an Ohio corporation which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the fiscal year ended June 30, 2000, hereby constitutes and appoints Stephen A. Sasser, Lawrence W. DeLeon and Daniel P. Buettin and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead in any and all capacities, to sign such Annual Report on Form 10-K, and to file the same with all exhibits and financial statements and schedules thereto, and other documents in connection therewith, including any amendment thereto, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunder set his hand this 15th day of August, 2000.


                                           /s/ James A. Rutherford
                                           -----------------------------------
                                           James A. Rutherford
                                           Director

                                POWER OF ATTORNEY

         KNOWN ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Symix Systems, Inc., an Ohio corporation which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the fiscal year ended June 30, 2000, hereby constitutes and appoints Stephen A. Sasser, Lawrence W. DeLeon and Daniel P. Buettin and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead in any and all capacities, to sign such Annual Report on Form 10-K, and to file the same with all exhibits and financial statements and schedules thereto, and other documents in connection therewith, including any amendment thereto, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunder set his hand this 10th day of August, 2000.


                                           /s/ Roger D. Blackwell
                                           -----------------------------------
                                           Roger D. Blackwell
                                           Director

                                POWER OF ATTORNEY

         KNOWN ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Symix Systems, Inc., an Ohio corporation which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the fiscal year ended June 30, 2000, hereby constitutes and appoints Stephen A. Sasser, Lawrence W. DeLeon and Daniel P. Buettin and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead in any and all capacities, to sign such Annual Report on Form 10-K, and to file the same with all exhibits and financial statements and schedules thereto, and other documents in connection therewith, including any amendment thereto, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunder set his hand this 15th day of August, 2000.


                                           /s/ Guy de Chazal
                                           -----------------------------------
                                           Guy de Chazal
                                           Director

                                POWER OF ATTORNEY

         KNOWN ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Symix Systems, Inc., an Ohio corporation which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the fiscal year ended June 30, 2000, hereby constitutes and appoints Stephen A. Sasser, Lawrence W. DeLeon and Daniel P. Buettin and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead in any and all capacities, to sign such Annual Report on Form 10-K, and to file the same with all exhibits and financial statements and schedules thereto, and other documents in connection therewith, including any amendment thereto, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunder set his hand this 15th day of August, 2000.


                                           /s/ Barry Goldsmith
                                           -----------------------------------
                                           Barry Goldsmith
                                           Director